SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                KERAVISION, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                                KERAVISION, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On May 17, 2000

TO THE STOCKHOLDERS OF KERAVISION, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KERAVISION, INC., a Delaware corporation, (the "Company") will be held on Wednesday, May 17, 2000, at 9:00 a.m., local time, at Embassy Suites, 901 East Calaveras Blvd., Milpitas, California 95035 for the following purposes:

      1. To elect two directors to Class II of the Board of Directors to serve for a term of three years and until their successors are elected and qualified.

      2. To approve an increase in the number of shares of common stock reserved for issuance under the KeraVision, Inc. 1995 Stock Plan (the "Stock Plan") by 500,000 shares.

      3. To approve an amendment to the Stock Plan to provide for grants of restricted stock pursuant to the Stock Plan.

      4. To approve an increase in the number of shares of common stock reserved for issuance under the KeraVision, Inc. 1995 Directors Stock Option Plan (the "Director Stock Plan") by 100,000 shares.

      5. To approve an amendment to the Director Stock Plan to increase the size of the initial option grants to outside directors from 7,500 to 15,000 shares, and subsequent automatic annual grants from 2,500 to 5,000 shares.

      6. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2000.

      7. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on April 7, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder returned a Proxy.

      This Proxy is solicited by and on behalf of the Board of Directors.

                                          FOR THE BOARD OF DIRECTORS

                                          Michael W. Hall
                                          Secretary
Fremont, California
April 14, 2000

April 10, 2000

--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                                KERAVISION, INC.
                               48630 Milmont Drive
                            Fremont, California 94538

                                 PROXY STATEMENT

                                   -----------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of KeraVision, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, May 17, 2000, at 9:00 a.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Embassy Suites, located at 901 East Calaveras Blvd., Milpitas, CA 95035. The Company's telephone number for information regarding that location is (510) 353-3000. Only holders of record of the Company's Common Stock, $.001 par value per share (the "Common Stock") and the Series B Convertible Preferred Stock (the "Preferred Stock") at the close of business on April 7, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. The Common Stock and the Preferred Stock are sometimes referred to herein as the "Capital Stock."

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either (i) by delivering to the Company (Attention: Mark Fischer-Colbrie) a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting of stockholders and voting in person.

Record Date, Voting and Solicitation

      These proxy solicitation materials are being mailed on or about April 17, 2000, to the holders of the Capital Stock on the Record Date, who are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote on matters to be acted upon at the Annual Meeting. Each share of Preferred Stock entitles its holder to vote in accordance with the number of shares of Common Stock into which their shares of Preferred Stock are convertible. At the Record Date, 18,865,632 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding and 564,160 shares of the Company's Preferred Stock were issued and outstanding. As of the Record Date, each share of Preferred Stock entitled its holder to four votes and the holders of Preferred Stock were entitled to 2,256,640 votes in the aggregate. The total number of votes available in the aggregate at the Record Date was 21,122,272.

      Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes will not effect the election of directors. All other proposals require the favorable vote of a majority of the votes present and entitled to vote on the particular proposal. Abstentions will have the same effect as votes against such a proposal. Broker non-votes will not be counted as votes for or against such proposal and will not be included in counting the number of votes necessary for approval of the proposal. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of all nominees for directors named in the proxy, FOR the approval of the increase in the shares reserved for issuance under the Stock Plan by 500,000, FOR the approval of the amendment to the Stock Plan to provide for the issuance of restricted stock pursuant to the Stock Plan, FOR the approval of the increase in the shares reserved for issuance under the Director Plan by 100,000, FOR the approval of the amendment to the Director Plan to increase the number of shares covered by the option grants to outside directors, FOR ratification of the appointment of the designated independent auditors and, as the proxy holders deem advisable, on other matters that may


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

come before the meeting, as the case may be with respect to the item not marked. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

      The cost of soliciting proxies will be borne by the Company. The Company has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation for a fee of $5,500 plus expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

Board of Directors

      The Board of Directors consists of five members who are divided into three classes. In addition, there is one vacancy for which the holders of Series B preferred stock are entitled to elect one director, so long as 300,000 shares of Series B preferred stock are outstanding. Since the resignation of Kathleen La Porte in July 1999, these holders have not exercised their right to fill this vacancy. Class I consists of two directors who are serving a three-year term expiring at the Annual Meeting of Stockholders to be held in 2002. Class II consists of two directors who are serving a three-year term expiring at this Annual Meeting. Class III consists of one director who is serving a three-year term expiring at the Annual Meeting of Stockholders to be held in 2001. In each case, a director serves for the designated term and until his or her respective successor is elected and qualified.

      The following table sets forth certain information with respect to the directors of the Company as of April 7, 2000:

Name of Director       Age      Principal Occupation      Director Since  Class
----------------       ---      --------------------      --------------  -----
Kshitij Mohan          55       Corporate Vice President       1997         I
                                for research and technical
                                services at Baxter
                                International, Inc.

Arthur M. Pappas       52       Founder of A.M. Pappas &       1997         I
                                Associates

Lawrence A. Lehmkuhl   62       Former Chairman, President     1992         II
                                and Chief Executive
                                Officer of St. Jude
                                Medical, Inc.

Peter Wilson           55       Former President of            1998         II
                                Procter & Gamble's
                                Richardson Vicks USA

Thomas M. Loarie       53       President, Chief Executive     1987         III
                                Officer and Chairman of
                                the Board of Directors of
                                the Company

      Kshitij Mohan has served as a director of the Company since January 1997. From 1995 to present, Dr. Mohan has served as Corporate Vice President for research and technical services at Baxter International Inc. Dr. Mohan previously served as a director of device evaluation at the Food and Drug Administration's Center for Devices and Radiological Health. Dr. Mohan holds a B.S. in Physics from Patna University, a M.S. in Physics from University of Colorado, and a Ph. D. in Physics from Georgetown University. Dr. Mohan serves as a director of the Health Industry Manufacturers Association.

      Arthur M. Pappas has served as a director of KeraVision since January 1997. Mr. Pappas is Chairman and Chief Executive Officer of A.M. Pappas & Associates, LLC, an international consulting, investment and venture company that works with early to mid-stage life science companies, technologies and products. Prior to founding A.M. Pappas & Associates in 1994, he was a director on the main board of Glaxo Holdings plc with executive responsibilities for operations in Asia Pacific, Latin America, and Canada. In this capacity, he was Chairman and Chief Executive Officer of Glaxo Far East (Pte) Ltd. and Glaxo Latin America Inc., as well as Chairman of Glaxo Canada Inc. He has held various senior executive positions with Abbott Laboratories International Ltd., Merrell Dow Pharmaceuticals, and the Dow Chemical Company, in the United States and internationally. Mr. Pappas received a B.S. in biology from Ohio State

University and an M.B.A. in finance from Xavier University. Mr. Pappas also serves as a director of Quintiles Transnational Corp., GeneMedicine Inc., Embrex Inc., and AtheroGenics Inc.

      Lawrence A. Lehmkuhl has served as a director of the Company since August 1992. From 1985 to 1994, Mr. Lehmkuhl was the Chairman, President and Chief Executive Officer of St. Jude Medical, Inc., a medical device manufacturer. Prior to 1985, Mr. Lehmkuhl spent 18 years in management positions with American Hospital Supply Corporation. Mr. Lehmkuhl holds a B.B.A. from the University of Iowa. Mr. Lehmkuhl is also a director of Nutrition Medical, Inc.

      Peter L. Wilson has served as a director of KeraVision since August 1998. Mr. Wilson is currently President and Chief Executive Officer of Patient Education Systems. He is the former President of Procter & Gamble's Richardson Vicks USA. In 1972, Mr. Wilson joined the marketing department of Richardson Vicks/Merrell Pharmaceuticals, rising to President and General Manager of the Vidal Sassoon Division in 1984 and President and General Manager of the Personal Care Division in 1986. He was appointed President of Richardson Vicks in 1990. Mr. Wilson holds a B.S. in Geology from Princeton University and an M.B.A. from Columbia University.

      Thomas M. Loarie has served as President, Chief Executive Officer and Chairman of the Board of Directors of KeraVision since September 1987. From 1985 until joining KeraVision, Mr. Loarie served as President of ABA BioManagement, a management service firm specializing in medical technology start-ups, and from 1984 to 1985 he served as President of Novacor Medical Corporation, a manufacturer of cardiovascular implants. Prior to 1984, Mr. Loarie held management positions in four divisions of American Hospital Supply Corporation, now Baxter International, a manufacturer of healthcare products, serving most recently as President of the American Heyer-Schulte Division, where he was responsible for bringing several new implantable devices to the markets of neurosurgery, oncology, urology, plastic surgery and wound management as well as rebuilding American Heyer-Schulte's international business. Mr. Loarie holds a B.S. in engineering from the University of Notre Dame and has completed graduate work in business administration at the Universities of Chicago and Minnesota. Mr. Loarie also serves as a director of the Health Industry Manufacturers Association and of the California Healthcare Institute.

      There are no family relationships among the directors or executive officers of the Company.

Nominees

      Two directors are to be elected at this Annual Meeting. The Board has nominated the two current members of the Board constituting Class II to be re-elected by the holders of Capital Stock and to serve a three-year term expiring at the Annual Meeting of Stockholders to be held in 2003. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until his term expires and until his successor has been elected and qualified. The nominees are:

                            o     Lawrence A. Lehmkuhl

                            o     Peter Wilson

Board Meetings and Committees

      The Board of Directors of the Company held a total of seven meetings during the year ended December 31, 1999. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

      The Audit Committee of the Board of Directors currently consists of directors Pappas and Mohan. During 1999, the Audit Committee consisted of Pappas and La Porte and held one meeting during the year ended December 31, 1999. The Audit Committee reviews the Company's internal controls and meets periodically with management and the independent auditors.

      During 1999, the Compensation Committee of the Board of Directors consisted of directors Crocker and Lehmkuhl, and held six meetings during the year ended December 31, 1999. Charles Crocker has served on the Board of Directors since 1987 and has resigned effective May 2000. The Compensation Committee is responsible for setting and administering the policies for executive compensation and short-term and long-term incentive programs.

      Kshitij Mohan attended four out of seven Board of Directors meetings during the year. The remainder of the incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees upon which such director served during 1999.

Compensation Committee Interlocks and Insider Participation

      During the year ended December 31, 1999, none of the Company's executive officers served on the board of any entities whose directors or officers serve on the Company's compensation committee. No current or former executive officer or employee of the Company serves on the committee.

Director Compensation

      The Company currently pays each director who is not an employee $1,000 for each meeting of the Board of Directors attended in person, $500 if attended by telephone, an annual retainer of $12,000 and reimburses each director for out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors. For 1999, Mr. Crocker, Mr. Gilbert, Ms. LaPorte, Mr. Lehmkuhl, Mr. Mohan, Mr. Pappas and Mr. Wilson received $19,000, $12,500, $11,500, $20,000, $16,000, $18,000 and $18,500, respectively. Nonemployee directors participate in the Company's Directors Stock Plan, pursuant to which such directors are automatically granted options to purchase shares of Common Stock of the Company on the terms and conditions set forth in the Directors Stock Plan. During 1999, Messrs. Crocker, Lehmkuhl, Mohan, Pappas and Wilson each were granted options to purchase 2,500 shares of Common Stock of the Company under the Directors Stock Plan at an exercise price of $10.063 per share. Mr. Gilbert and Ms. LaPorte, former directors of the Company who both resigned in July 1999, were granted options in May 1999, to purchase 2,500 shares of Common Stock of the Company under the Directors Stock Plan at an exercise price of $10.063 per share.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

     PROPOSAL 2: APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED
                       FOR ISSUANCE UNDER THE STOCK PLAN

    The Company's 1995 Stock Plan (the "Stock Plan") was adopted by the Board of Directors on June 1, 1995 and approved by the stockholders in July 1995. In June 1996, the Stock Plan was amended by the Board of Directors to comply with certain requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and the Internal Revenue Code of 1986, as amended (the "Code"). In May 1997, the Board of Directors amended the Stock Plan to comply with certain French laws in order to enable French employees to obtain preferential tax benefits. On February 26, 1998, the Board amended the Stock Plan, which was approved at the 1998 Annual Meeting, to increase by 490,000 shares the aggregate number of shares authorized for issuance under the Stock Plan (from 800,000 shares to 1,290,000 shares). On February 17, 1999, the Board amended the Stock Plan, which was approved at the 1999 Annual meeting, to increase by 250,000 shares the aggregate number of shares authorized for issuance under the Stock Plan (from 1,290,000 shares to 1,540,000 shares).

    On February 23, 2000, the Board amended the Stock Plan, subject to stockholder approval, to increase by 500,000 shares the aggregate number of shares authorized for issuance under the Stock Plan (from 1,540,000 shares to 2,040,000 shares). The amendment was designed to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board. The Board of Directors believes that in order to attract, motivate and retain highly qualified employees and consultants and to provide such employees and consultants with adequate incentive through their proprietary interest in the Company, it is necessary to increase the number of shares available for issuance under the Stock Plan. Stock options serve as an incentive, which rewards employees and consultants for their performance and for business successes, reflected in stock price appreciation.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE STOCK PLAN

      The essential features of the Stock Plan are outlined below.

General

       The Stock Plan provides for the grant to employees of the Company (including officers and employee directors) of "incentive stock options" within the meaning of Section 422 of the Code and for the grant of nonstatutory stock options to employees and consultants of the Company. The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to the employees and consultants of the Company and to promote the success of the Company's business.

 Administration

       The Stock Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Administrator"). The Administrator selects the optionees, determines the number of shares to be subject to each option and determines the exercise price, term and the rate at which the options become exercisable.

 Eligibility

       Under the Stock Plan, employees (including officers and employee directors) may be granted incentive stock options within the meaning of Section 422 of the Code, and employees and consultants may be granted nonstatutory stock options. The Stock Plan provides that the maximum number of shares of Common Stock, which may be granted under options to any one employee during any fiscal year, shall be 250,000 shares, subject to adjustment as provided in the Stock Plan. In addition, to the extent than an optionee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, such excess options shall be treated as nonstatutory stock options.

Exercise Price

      The exercise price of all incentive stock options granted under the Stock Plan must be at least equal to 100% of the fair market value of the Common Stock of the Company on the date of grant. The exercise price of all nonstatutory stock options granted under the Stock Plan must be equal to at least 85% of the fair market value of the Common Stock on the date of grant. To date, all nonstatutory stock option grants have been at the fair market value. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any stock option granted must equal at least 110% of the fair market value. With respect to any nonstatutory stock option granted to certain executive officers of the Company, the exercise price of such option must be at least equal to the fair market value of the Common Stock of the Company on the date of grant. The fair market value per share is equal to the closing price on the Nasdaq National Market on the date of grant. The exercise price may be paid in such consideration as determined by the Administrator, including, but not limited to cash, check, promissory notes and shares of the Company's Common Stock.

Term

       The Administrator determines the term of options. If an optionee owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock, the term of an option may not exceed five years. The term of incentive stock options may not exceed ten years. The Stock Plan provides that in the event of the termination of an optionee's employment or consulting relationship with the Company, such optionee may exercise any vested options within three months following termination (or such other period of time not exceeding six months, in the case of a nonstatutory stock option following termination as determined by the Administrator). If the optionee was not entitled to exercise the option at the date of such termination, or if the optionee does not exercise such option (which the optionee was entitled to exercise) within the time specified the option shall terminate.


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

Exercisability

       The Administrator determines when options become exercisable, including any restrictions or limitations such as those based on continued employment.

Adjustment Upon Changes in Capitalization or Merger

       In the event of certain changes in control of the Company, such as a proposed sale of all or substantially all of the Company's assets, or a merger of the Company with or into another corporation, the Stock Plan requires that each outstanding option be assumed or an equivalent option substituted by the successor corporation; provided, however, that the Administrator may, in the exercise of its sole discretion and in lieu of such assumption or substitution, provide for the optionee to have the right to exercise the option as to all or a portion of the stock subject thereto, including shares which would not otherwise be exercisable, or the Administrator may terminate the unvested and unexercised option.

Transferability

       No option may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

Amendment and Termination of Stock Plan

       The Board of Directors may at any time amend or terminate the Stock Plan, except that such action cannot adversely affect options previously granted without the agreement of any optionee so affected. To the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Sections 162(m) and 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or reporting system on which the Company's Common Stock may then be listed), the Company must obtain stockholder approval of any Stock Plan amendment in such a manner and to such a degree as required. If not terminated earlier, the Stock Plan will terminate in 2005.

Options Granted

       As of December 31, 1999, options for 1,226,432 shares were outstanding under the Stock Plan and 280,585 shares remained available for future grants. As of December 31, 1999, the aggregate fair market value of shares subject to outstanding options under the Stock Plan was $12,602,614, based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date. The actual benefits, if any, to the holders of stock options issued under the Stock Plan are not determinable prior to exercise, as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option.

Tax Information

       The following is only a brief summary of the federal income tax consequences for the optionee and the Company with respect to the grant and exercise of options under the Stock Plan. This summary does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside. The Company advises all optionees to consult their own tax advisors with respect to the tax consequences of their participation in the Stock Plan.

       Options granted under the Stock Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by
Section 422 of the Code, or nonstatutory stock options which will not so qualify.

       If an option granted under the Stock Plan is an incentive stock option, under Federal tax law, an optionee will recognize income upon grant of the option and have no regular taxable liability due to the exercise. However, the excess of the value of the stock subject to the option over the exercise price will be an item of alternative minimum taxable income, which could result in the optionee being subject to the alternative minimum tax for the year of exercise. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercise of the option, any gain will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "disqualifying disposition"), the optionee will recognize ordinary income equal to the difference, if any, between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a disqualifying disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on whether or not the disposition occurs more than one year after the exercise date.

       All other options, which do not qualify as incentive stock options or are not designated as such, are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary taxable income measured by the excess of the then fair market value of the shares over the exercise price. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory stock option. The taxable income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's tax basic (exercise price plus the income recognized upon exercise) is treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year after the exercise date.

PROPOSAL 3: APPROVAL OF THE AMENDMENT TO THE STOCK PLAN TO PROVIDE FOR GRANTS OF
                   RESTRICTED STOCK PURSUANT TO THE STOCK PLAN

      Subject to stockholder approval and subject to approval by the stockholders of the increase in the number of shares authorized for issuance under the Stock Plan, on February 23, 2000 the Board amended the Stock Plan to provide for the issuance of restricted stock. This amendment provides for the determination by the Compensation Committee of any terms and conditions, including restrictions or limitations, on stock purchase rights.

Stock Purchase Rights and Restricted Stock

      The essential features of the Stock Plan have been outlined above. The following describes the provisions relating to restricted stock and stock purchase rights granted pursuant to the Stock Plan:

      Restricted stock issued upon the exercise of a stock purchase right will be evidenced by a written restricted stock purchase agreement. The restricted stock purchase agreement will provide for the purchase price, if any, for restricted stock and will contain such restrictions as the Compensation Committee provides, including restrictions concerning voting rights, transferability and restrictions based on duration of employment and the satisfaction of performance thresholds.

       Unless provided otherwise, the Company may repurchase from the holder of restricted stock, such restricted stock immediately upon the termination of employment or consultancy for any reason (including death or disability) for an amount equal to the price paid for the restricted stock. The price for the restricted stock may be paid by us by cancellation of any indebtedness of the stockholder to our company. Our company's repurchase option will lapse at a rate of at least 20% per year over five (5) years from the date the restricted stock is purchased.

       Nothing in the Stock Plan or in any restricted stock purchase agreement will give any holder of restricted stock any right to remain our employee, consultant or director or will interfere with or restrict in any way our rights to discharge any holder of restricted stock at any time for any reason whatsoever, with or without cause.

Tax Information

      For federal income tax purposes, if the option holder is granted a stock purchase right, he or she generally will not have taxable income on the grant of the stock purchase right, nor will the Company then be entitled to any deduction. Generally, on the purchase of restricted stock pursuant to a stock purchase right, the option holder will also not have taxable income, nor will the Company be entitled to a deduction, unless a valid election under Section 83(b) of the Code is made. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the party generally will recognize ordinary income, and we will be entitled to a corresponding deduction for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. If a valid election under
Section 83(b) is made with respect to restricted stock, the party generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock, and we will be entitled to a deduction for the same amount.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FOREGOING AMENDMENT TO THE STOCK PLAN.

          PROPOSAL 4: APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES
             AUTHORIZED FOR ISSUANCE UNDER THE DIRECTORS STOCK PLAN

      The Company's Director Stock Plan was adopted by the Board of Directors on June 1, 1995, and approved by the stockholders in July 1995.

      On February 23, 2000, the Board amended the Director Stock Plan, subject to stockholder approval, to increase by 100,000 shares the aggregate number of shares authorized for issuance under the Director Stock Plan from 150,000 shares to 250,000 shares (the "Increase"). The Director Stock Plan constitutes an important part of the Company's compensation programs. In order to attract and retain the services of experienced and capable persons who can make significant contributions to the further growth and success of the Company, the Board believes that it is in the best interest of the Company and its stockholders to approve the amendments to the Director Stock Plan.

      The essential features of the Director Stock Plan are outlined below.

General

       The Director Stock Plan provides for the grant to directors of the Company who are not employees of the Company of nonstatutory stock options. The purposes of the Director Stock Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to outside directors of the Company to serve as directors, and to encourage their continued service on the Board.

Administration

       The Director Stock Plan is administered by the Board of Directors of the Company (the "Administrator"). The Administrator cannot select the optionees, determine the number of shares to be subject to each option or determine the exercise price, term and the rate at which the options become exercisable; all grants of options under the Director Stock Plan are automatic and not discretionary.

Eligibility

       Under the Director Stock Plan, outside directors are automatically granted nonstatutory stock options. The Director Stock Plan provides that each outside director shall be automatically granted a first option to purchase shares as follows: (A) with respect to persons who are outside directors as of the effective date of the Director Stock Plan, 7,500 shares on such effective date, with a reduction for the number of option shares granted to the outside director under the Company's 1987 Stock Option Plan within six months of the effective date of the Director Stock Plan and (B) with respect to any other outside director, 7,500 shares on the date on which that person first becomes an outside director. After the first option has been granted, each outside director shall be automatically granted an option to purchase 2,500 shares on the date of each Annual Meeting of the Company's shareholders, provided that the outside director has served on the Board for at least six months prior to such meeting.

Exercise Price

       The exercise price of all nonstatutory stock options granted under the Director Stock Plan must be equal to 100% of the fair market value of the Common Stock of the Company on the date of grant. The fair market value per share shall be determined by the Board; provided that where there is a public market for the Common Stock, the fair market value is equal to the closing price on the Nasdaq National Market on the date of grant. The exercise price may be paid in such consideration as determined by the Administrator, including, but not limited to cash, check, promissory notes and shares of the Company's Common Stock.

Term

       The term of each option is ten years from the date of the grant of such option.

Exercisability

       Upon a director's termination of service as a director, he or she may exercise his or her option to the extent that he or she was entitled to exercise it at the date of termination, but only for the 90-day period following termination of service as a director.

Adjustment Upon Changes in Capitalization or Merger

       In the event of certain changes in control of the Company, such as a proposed sale of all or substantially all of the Company's assets, or a merger of the Company with or into another corporation, the Director Stock Plan requires that each eligible director receive either a reasonable time within which to exercise his or her options (including those options not otherwise exercisable at that time) or the right to exercise the options (including those options not otherwise exercisable at that time) as to an equivalent number of shares of stock of the successor corporation.

Transferability

       No option may be transferred by the optionee other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

Amendment and Termination of Stock Plan

       The Board of Directors may at any time amend or terminate the Director Stock Plan, except that such action cannot adversely affect options previously granted without the agreement of any optionee so affected. To the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Sections 162(m) and 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or reporting system on which the Company's Common Stock may then be listed), the Company must obtain stockholder approval of any Stock Plan amendment in such a manner and to such a degree as required.

Options Granted

       As of December 31, 1999, options for 62,000 shares were outstanding under the Director Stock Plan and 85,500 shares remained available for future grants. As of December 31, 1999, the aggregate fair market value of shares subject to outstanding options under the Stock Plan was $677,480, based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date. The actual benefits, if any, to the holders of stock options issued under the Stock Plan are not determinable prior to exercise, as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option.

Tax Information

       The following is only a brief summary of the federal income tax consequences for the optionee and the Company with respect to the grant and exercise of options under the Director Stock Plan. This summary does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside. The Company advises all optionees to consult their own tax advisors with respect to the tax consequences of their participation in the Director Stock Plan.

       Options granted under the Stock Plan are nonstatutory stock options, which will not qualify for the special tax treatment provided by Section 422 of the Code. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary taxable income measured by the excess of the then fair market value of the shares over the exercise price. The

Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory stock option. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's tax basic (exercise price plus the income recognized upon exercise) are treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year after the exercise date.

Recommendation of the board of Directors:

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
         INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER
                               THE DIRECTOR PLAN.

  PROPOSAL 5: APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN TO PROVIDE FOR AN
   INCREASE IN THE SIZE OF THE INITIAL OPTION GRANTS TO OUTSIDE DIRECTORS FROM
       7,500 TO 15,000 SHARES, AND SUBSEQUENT AUTOMATIC ANNUAL GRANTS FROM
                             2,500 TO 5,000 SHARES.

      Subject to stockholder approval and subject to the approval by the stockholders of the Increase, on February 23, 2000, the Board amended the Director Stock Plan to increase the number of options automatically granted to Directors upon their initial election to the Board by 7,500 (from 7,500 to 15,000), and to increase the annual number of options automatically granted to directors by 2,500 (from 2,500 to 5,000).

      The essential features of the Director Stock Plan are outlined above.

Recommendation of the Board of Directors:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FOREGOING
                         AMENDMENT TO THE DIRECTOR PLAN

                PROPOSAL NO. 6: APPROVAL OF INDEPENDENT AUDITORS

      The Board of Directors has appointed the firm of Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 2000. In the event the stockholders do not ratify such appointment, the Board of Directors will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock as of April 7, 2000 as to (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's current directors, (iii) each of the executive officers named in the Summary Compensation Table beginning on page 15, and (iv) all directors and executive officers as a group. Unless otherwise indicated in the table, the address of each stockholder identified in the table is 48630 Milmont Drive, Fremont, California 94538. Each percent of ownership assumes that in addition to the 18,865,632 shares actually outstanding on April 7, 2000, any shares of Common Stock covered by an option, warrant or other convertible security owned by the stockholder that could be issued within 60 days were also outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other stockholder. Information with respect to beneficial ownership provided in the following table is based upon information furnished to KeraVision by each director and officer or contained in filings made with the Securities and Exchange Commission. Except as indicated in the footnotes to this table, the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                         Shares
        5% Stockholders, Directors,                    Acquirable  Shares Beneficially Owned
       Named Executive Officers, and          Shares    Within 60  -------------------------
Directors and Executive Officers as a Group   Owned       Days      Number        Percent
-------------------------------------------  -------   ---------   ---------     ---------
 AXA Financial, Inc.(1)...................        --   1,745,260   1,745,260        8.47%
   (formerly known as The Equitable
   Companies Incorporated)
   1290 Avenue of the Americas
   New York, NY  10104

 Charles Crocker(2).......................   162,443       8,500     170,943            *

 Darlene E. Crockett-Billig...............   110,724      35,877     146,601            *

 David F. Heniges.........................        --      26,250      26,250            *

 Lawrence A. Lehmkuhl.....................    21,000       8,500      29,500            *

 Thomas M. Loarie.........................   490,233      45,062     535,295        2.83%

 Kshitij Mohan............................        --       7,500       7,500            *

 Edward R. Newill.........................        --       6,000       6,000            *

 Arthur Pappas............................    42,000       7,500      49,500            *

 Thomas A. Silvestrini....................   197,892      30,275     228,167        1.21%

 Peter L. Wilson..........................    12,000      12,500      24,500            *

 All directors and officers as a group
 (16 persons)(3).......................... 1,120,000     318,627   1,438,627        7.50%

   *Less than 1%

(1) According to Amendment No. 2 to Schedule 13G jointly filed by AXA Financial, Inc., AXA, and the Mutuelles AXA, dated February 15, 2000. Includes shares held by each of the following subsidiaries of AXA Financial, Inc. as of December 31, 1999: Sprout Venture Capital, L.P. (82,732 shares), Sprout Capital VIII, L.P. (1,378,868 shares), Sprout Capital VI, L.P. (101,672 shares), Sprout CEO Fund, L.P. (6,268 shares), DLJ Capital Corp. (37,748 shares), and DLJ ESC II, L.P. (137,972 shares). Each of the foregoing subsidiaries operates under independent management and makes independent decisions, and has shared voting power and shared power to dispose of the shares it holds.

(2)   Includes 55,215 shares held by Fund FBO Charles Crocker

(3) Shares attributable to directors and officers as a group include 55,215 shares beneficially held by Mr. Crocker.

      The following table sets forth the beneficial ownership of the Company's Series B Preferred Stock as of April 7, 2000 as to each person who is known by the Company to beneficially own more than five percent of the Company's Preferred Stock. None of the Company's directors or executive officers beneficially own any shares of Series B Preferred Stock.

         5% Stockholders, Directors,
        Named Executive Officers, and              Shares
 Directors and Executive Officers as a Group      Owned(1)    Percent
 --------------------------------------------     -------     -------

 AXA Financial, Inc.(2)......................     423,133      75.00%
    (formerly known as The Equitable
    Companies Incorporated)
    1290 Avenue of the Americas
    New York, NY  10104

 Sprout Capital VIII, L.P....................     206,058      36.52%
    3000 Sand Hill Road
    Menlo Park, CA  94025
 Johnson & Johnson Development Corporation...     105,773      18.75%
    One Johnson & Johnson Plaza
    New Brunswick, NJ  08933
 GMI/DRI Investment Trust....................      35,254       6.25%
    P.O. Box 1113
    Minneapolis, MN  55440

(1) As of April 7, 2000, there were accrued dividends on the Preferred Stock, to be paid in the form of Preferred Stock.

(2) Includes shares held by DLJ Capital Corporation, DLJ ESC II, L.P., Sprout Capital VIII, L.P., Sprout Venture Capital, L.P. and The Sprout CEO Fund. According to Amendment No. 2 to schedule 13G filed by AXA Financial, Inc., each of the forgoing entities are subsidiaries which operate under independent management and make independent decisions, and has shared voting power and shared power to dispose of the shares it holds.

                        EXECUTIVE OFFICERS OF KERAVISION

      The current executive officers of KeraVision are as follows:

            Name              Age                      Position
--------------------------    ---   --------------------------------------------

Thomas M. Loarie              53    Chairman of the Board of Directors and Chief
                                    Executive Officer
John Galantic                 38    President and Chief Operating Officer
Mark D. Fischer-Colbrie       43    Vice President, Finance and Administration,
                                    Chief Financial Officer
Steven M. Henderson           40    Vice President, Sales
David F. Heniges              56    Vice President, Europe
Richard J. Meader             54    Vice President, Quality Assurance
Thomas A. Silvestrini         47    Vice President, Research and Development
Mick A. Taylor                49    Vice President, Corporate Relations
Robert P. Wood                41    Vice President, Manufacturing

      Thomas M. Loarie has served as President, Chief Executive Officer and Chairman of the Board of Directors of KeraVision since September 1987. From 1985 until joining KeraVision, Mr. Loarie served as President of ABA BioManagement, a management service firm specializing in medical technology start-ups, and from 1984 to 1985 he served as President of Novacor Medical Corporation, a manufacturer of cardiovascular implants. Prior to 1984, Mr. Loarie held management positions in four divisions of American Hospital Supply Corporation, now Baxter International, a manufacturer of healthcare products, serving most recently as President of the American Heyer-Schulte Division, where he was responsible for bringing several new implantable devices to the markets of neurosurgery, oncology, urology, plastic surgery and wound management as well as rebuilding American Heyer-Schulte's international business. Mr. Loarie holds a B.S. in engineering from the University of Notre Dame and has completed graduate work in business administration at the Universities of Chicago and Minnesota. Mr. Loarie also serves as a director of the Health Industry Manufacturers Association and of the California Healthcare Institute.

      John Galantic has served as President and Chief Operating Officer of KeraVision since August. From January 1997 to July 1999, Mr. Galantic was General Manager of SmithKline Beecham Consumer Healthcare, Belgium. From April 1993 to December 1996, he was Director of Category Management on a global basis for SmithKline Beecham's respiratory and smoking cessation products. Prior to April 1993, Mr. Galantic spent seven years at Proctor & Gamble in a variety of marketing and sales assignments in both the U.S. and Europe.

      Mark D. Fischer-Colbrie has served as Vice President, Finance and Administration and Chief Financial Officer of KeraVision since March 1992. From 1983 to 1992, Mr. Fischer-Colbrie held several senior financial positions, most recently as Vice President, Controller, at Maxtor Corporation, a manufacturer of computer disk drives. Prior to 1983, he worked for four years with a subsidiary of Xerox Corp. in accounting and finance. Mr. Fischer-Colbrie holds a B.A. from Stanford University and an M.B.A. in Finance and Marketing from the University of California at Berkeley.

      Steven M. Henderson has served as Vice President, Sales of KeraVision since August 1999. Previously, Mr. Henderson was U.S. Field Sales Director at Bausch & Lomb's Surgical Division. Prior to that, he was National Sales Director at a division of Chiron Corporation.

      David F. Heniges has served as Vice President, Europe of KeraVision since July 1998. Mr. Heniges was most recently Vice President Global Marketing for Baxter International's Cardiovascular Surgery Division. Prior to that position, Mr. Heniges was Vice President Worldwide Business Development for IOLAB, a division of Johnson & Johnson. Mr. Heniges worked for Johnson & Johnson for 23 years. Mr. Heniges received his B.S. in Sociology with a minor in Science from Oregon State University.

      Richard Meader has served as Vice President, Quality Assurance of KeraVision since September 1998. Prior to that time, Mr. Meader was most recently Vice President Regulatory and Quality Affairs for B. Braun/McGaw Inc. During his 23- year tenure with B. Braun/McGaw Inc., Mr. Meader was responsible for introducing the company's Total Quality Management program and instituting efficiencies that reduced quality-related costs. Mr. Meader received his B.S. in Chemistry from the University of California Los Angeles.

      Thomas A. Silvestrini has served as Vice President, Research and Development of KeraVision since July 1990. Prior to joining KeraVision, Mr. Silvestrini spent 12 years in senior management and project positions, including Manager of Research and Development, Project Leader, and Senior Research Scientist, with the Corporate Research Center of the Hospital Products Group for the Pfizer Corporation, a manufacturer of healthcare products. He has received 11 patents for medical devices and has an additional 12 patents pending. Mr. Silvestrini received his B.S. in Chemical Engineering and his M.S. in Organic Chemistry from the University of Minnesota.

      Michael A. Taylor has served as Vice President, Corporate Relations since June 1999. He directed KeraVision's communications programs as an outside consultant starting in 1993. Prior to joining KeraVision, Mr. Taylor served as Vice President, Corporate Relations for American Medical International, Inc. He earlier served as a press aide to a member of Congress and as a newspaper reporter. Mr. Taylor holds a B.A. in journalism from Central Oklahoma State University.

      Robert P. Wood has served as Vice President, Manufacturing of KeraVision since April 1996. From 1994 to 1996, Mr. Wood was Operations Manager of Allergan, Inc.'s Waco, Texas medical device and pharmaceutical facility. From 1987 to 1994 Mr. Wood held management positions with Abbott Laboratories. Mr. Wood holds a B.S. in Mechanical Engineering from Texas A&M University.

      Each executive officer serves at the sole discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

      The following table shows the compensation received by the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company for 1999, and the compensation received by each such individual for 1999, 1998 and 1997.

                                                                       Long-Term
                                 Annual Compensation              Compensation Awards       All Other
                      ------------------------------------------ ----------------------     ---------
                                                                 Restricted  Securities
                                                    Other Annual   Stock     Underlying
                       Year   Salary        Bonus   Compensation   Awards    Options (2)
                      ----   --------      -------  ------------   ------    -----------
Thomas M. Loarie (1)  1999   $263,654      $    --     $   --      $   --           --      $15,000(4)
                      1998   $250,000      $22,500         --          --      111,261      $15,000(4)
                      1997   $250,000      $26,446         --          --       80,327           --


Thomas A. Silvestrini 1999   $186,431      $18,250     $   --      $   --           --           --
                      1998   $178,904      $14,175         --          --       40,600      $17,500(3)
                      1997   $175,000      $14,879         --          --       34,000           --

David F. Heniges      1999   $182,558      $10,000     $   --      $   --           --           --
                      1998   $ 80,769           --         --          --       60,000           --
                      1997         --           --         --          --           --           --


Edward R. Newill(1)   1999   $161,913      $19,365     $   --      $   --           --           --
                      1998   $155,391      $11,025         --          --       63,000           --
                      1997   $149,692      $ 8,264         --          --       40,100           --


Darlene
  Crockett-Billig (1) 1999   $154,569      $30,000     $   --      $   --           --           --
                      1998   $148,235      $12,180         --          --       15,000      $14,500(3)
                      1997   $145,000      $12,220         --          --       28,200           --

(1) Includes amounts earned but deferred at the election of the executive under the Company's 401(k) Plan.
(2) Consists of incentive stock options ("ISO") granted pursuant to the Company's 1987 and 1995 Stock Option Plans, of which 6.25% are exercisable at the end of each three-month period from the grant date. The maximum term of each option under the 1987 Plan is five years from the date of grant and under the 1995 Plan is ten years from the date of grant. The exercise price is equal to the market value of the stock on the grant date.
(3) This amount represents forgiveness of outstanding principal on certain promissory notes owed to the Company.
(4) This amount represents an annual allowance for business-related perquisites.

      The following tables set forth information for the named executive officers with respect to grants of options to purchase Common Stock of the Company made in the year ended December 31, 1999 and the value of all options held by such executive officers on December 31, 1999.

                    Option Grants During Year Ended December 31, 1999

      No option grants were made in 1999 to any of the named executive officers.

                      Aggregated Option Exercises in the Year Ended
                       December 31, 1999 and Year-End Option Values

                                                     Number of            Value of
                                                    Securities          Unexercised
                                                    Underlying          In-the-Money
                                                    Unexercised          Options at
                           Shares                   Options at          December 31,
                          Acquired               December 31, 1999        1999(1)
                             on        Value        Exercisable/         Exercisable/
           Name           Exercise    Realized     Unexercisable       Unexercisable
  ----------------------- ----------  ---------- ------------------  -------------------
  Thomas M. Loarie           --          --         42,829/68,432      $8,009/$20,297

  Darlene
  Crockett-Billig            --          --         35,172/40,028          --/--

  David F. Heniges           --          --         18,750/41,250     $12,881/$28,339

  Edward R. Newill           --          --         42,000/61,100        $7,854/--

  Thomas A. Silvestrini      --          --         29,425/45,175          $6/--

----------
(1) The fair market value of the Company's Common Stock (as reported on the Nasdaq National Market) at the close of business on December 31, 1999 was $6.125.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Report and the Performance Graph shall not be incorporated by reference into any such filings.

                          COMPENSATION COMMITTEE REPORT

      The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to the Company's executive officers during the year ended December 31, 1999. The Committee recommends salaries, incentives and other forms of compensation for directors, officers and other employees of the Company, administers the Company's various incentive compensation and benefit plans (including stock plans) and recommends policies relating to such incentive compensation and benefit plans. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

Compensation Policy

      The Company's executive officer compensation philosophies are designed to attract, motivate and retain senior management by providing an opportunity for competitive, performance-based compensation. Executive officer compensation consists of competitive base salaries and stock-based incentive opportunities in the form of options to purchase the Company's Common Stock. The Company currently does not contribute to any retirement programs on behalf of its employees, including executive officers.

Base Salaries for 1999

      Base salaries are set to correspond approximately with the mean of salaries offered individuals with similar job responsibilities at comparable companies, including companies in a similar geographic location, and to maintain a close relationship to the Company's performance. In establishing compensation guidelines with respect to base salary, the Company utilized three outside data sources for like companies, as provided by a bioscience salary survey, a venture capital firm salary survey and a review of proxy statements by an outside service. In addition, a compensation consultant reviewed the Company's plans. Based on the result of the salary survey, the Compensation Committee granted salary increases commensurate with the ranges listed for bioscience companies.

Bonus Plan for 1999

      The bonuses paid in 1999 were earned as part of the 1998 bonus plan which listed specific objectives to be achieved. The Compensation Committee assessed performance to those 1998 objectives and determined the appropriate percentage of completion of goals. These objectives included revenue goals, status of progress with the FDA, status of new product development and infrastructure development in several areas.

Stock Option Awards for 1999

      The Company's 1995 Stock Option Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. The Company's stock options typically vest ratably over a period of four years. Stock options are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of the Company's equity.

Compensation of the Chief Executive Officer

      The compensation for Thomas M. Loarie, the Company's Chief Executive Officer ("CEO") consisted of a base salary, an annual bonus, stock option grants and employee benefits provided to all salaried employees that are usual and custom for the position.

      The Committee determined Mr. Loarie's salary based on a number of factors, including comparative salaries of CEO's of medical companies in the Company's peer group, the CEO's individual performance and the Company's performance as measured against the stated objectives. The CEO's salary was compared to three outside data sources for like companies, as provided by a bioscience salary survey, a venture capital firm salary survey and a review of proxy statements by an outside service. In addition, a compensation consultant reviewed the Company's plans. Based on the results of the salary survey, the CEO's salary was increased in 1999.

Deductibility of Executive Compensation

      The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be well below $1 million and the Company believes that options granted under the Company's 1987 and 1995 Stock Option Plans will meet the requirements for qualifying as performance-based, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.

                                        SUBMITTED BY THE COMPENSATION COMMITTEE
                                        OF THE BOARD OF DIRECTORS

                                        Charles Crocker
                                        Lawrence A. Lehmkuhl

Performance Graph

       The following graph compares the cumulative total stockholder return, assuming reinvestment of all dividends, for the Company's Common Stock at December 31, 1999 since July 28, 1995 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934) to the cumulative return over such period of (i) the U.S. Index for the Nasdaq National Market and (ii) the S&P Health Care Composite Index. The graph assumes that $100 was invested on July 28, 1995 in the Common Stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a price per share of $13.50, the price to which such stock was first offered to the public by the Company on that date. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 COMPARISON OF 53 MONTH CUMULATIVE TOTAL RETURN*
          AMONG KERAVISION, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE S&P HEALTH CARE SECTOR INDEX

       [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE ORIGINAL]

                           Comparison of Total Return

                                              Cumulative Total Return
                             ---------------------------------------------------
                             7/28/95    12/95    12/96   12/97    12/98   12/99

KERAVISION, INC.              100.00    92.59   101.85   47.22   106.02   45.37
NASDAQ STOCK MARKET (U.S.)    100.00   114.45   140.73  187.68   236.05  245.92
S & P HEALTH CARE SECTOR      100.00   129.21   156.03  224.24   323.38  296.73

* $100 INVESTED ON 7/28/95 IN STOCK OR ON 6/30/95
  IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has issued Common Stock to some of its executive officers in exchange for promissory notes. The shares were issued pursuant to restricted stock purchase agreements under the Company's 1987 Stock Purchase Plan at the fair market value of the Common Stock of the Company on the date of grant. The following table sets forth the details of these transactions.

                           Amount of                                Amount
                            Shares                     Interest   Outstanding
  Name of Debtor            Issued      Date Issued      Rate      12/31/99
  --------------           ---------    -----------    --------   -----------
Thomas M. Loarie           212,685        10/30/91       5.36%    $224,951.19
Thomas M. Loarie            42,193        4/12/93        4.57%    $107,387.23
Thomas M. Loarie            60,000        11/7/93        5.36%    $154,098.81
Thomas A. Silvestrini       34,048        10/30/91       5.36%    $ 36,011.62
Thomas A. Silvestrini       23,447        10/30/91       5.95%    $ 24,338.15
Thomas A. Silvestrini       60,000        11/7/93        5.36%    $154,098.81
Darlene Crockett-Billig     40,000        11/7/93        5.36%    $102,732.54
Mark Fischer-Colbrie        15,000        11/7/93        5.36%    $ 17,813.11

      On April 1, 1998, the Company entered into the following full-recourse promissory notes. The loans were AMT cash payments generated by the exercise of expiring options.

                                                           Amount Outstanding
      Name of Debtor             Interest Rate               as of 12/31/99
      --------------             -------------             ------------------
Thomas M. Loarie                      5.62%                    $60,952.11
Thomas M. Loarie                      5.62%                    $21,694.82
Thomas A. Silvestrini                 5.62%                    $91,183.66
Mark Fischer-Colbrie                  5.62%                   $104,321.35

      On September 1, 1998, the Company entered into the following full-recourse promissory notes. The loans were utilized to pay off other debt associated with the financing of expiring option exercises.
                                                          Amount Outstanding
      Name of Debtor              Interest Rate             as of 12/31/99
      --------------              -------------           ------------------

Thomas M. Loarie                      4.28%                   $310,963.43
Darlene Crockett-Billig               5.35%                    $89,152.98
Thomas A. Silvestrini                 5.35%                    $81,901.06
Mark Fischer-Colbrie                  5.35%                    $55,899.52

In May 1999, the Board of Directors forgave principal in the following amounts:

      o     $20,000 owed to the Company by Mark Fischer-Colbrie

      In January 2000, the Company entered into a three-year employment agreement with Thomas M. Loarie. Pursuant to the terms of the agreement, Mr. Loarie is entitled to receive:

      o     an annual base salary of $275,000;
      o     a performance-based cash bonus of up to 50% of base salary;
      o additional grants of stock options at the discretion of the Board of Directors;
      o     medical, disability and life insurance;
      o     vacation and sick leave;
      o a split-dollar life insurance policy with a face value of $1,000,000;
      o disability insurance providing a salary continuation benefit of up to $3,460 per month;
      o     a business expense allowance of up to $15,000 per year; and
      o 18-months base salary in the event of involuntary termination of employment.

      In July 1999, the Company extended an offer letter to John Galantic. Pursuant to the terms of the letter, Mr. Galantic would be entitled to receive:

      o     an annual base salary of $220,000;
      o     a performance-based bonus of up to 40% of base salary;
      o     an option to purchase 180,000 shares of common stock;
      o     an option to purchase $400,000 of restricted stock;
      o     $5,000 annually for tax preparation and personal financial planning;
      o     relocation expenses; and
      o     vacation and sick leave.

      In January 1998, the Company entered into a contract with A.M. Pappas & Associates, LLC to plan for a clinical trial in Singapore. For the year ended December 31, 1999, the Company paid A.M. Pappas & Associates, LLC $85,947.

      In May 1997, the Company entered into change of control agreements with each of its executive officers. These agreements are intended to provide for continuity of employment in the event of a change of control as defined by the agreements, including the following events:

      o     acquisition by any person of 20 percent or more of the Company;
      o     reorganization, merger or consolidation of the Company; and
      o     changes of the "Incumbent Directors" as defined in the agreements.

      In the event that during the two year period following a change of control, the Company terminates an executive's employment "without cause" (as defined in the agreement) or the executive terminates his employment as a result of an "Involuntary Termination" (as defined in the agreement), the executive would receive the following benefits:

      o severance payments equal to the salary the executive was receiving at the time of termination in accordance with the Company's payroll schedule;
      o monthly severance payments equal to one-twelfth of the employee's "target bonus" (as defined in the agreement);
      o     the continuation of health and life insurance benefits; and
      o     outplacement services with a value not to exceed $15,000.

      With respect to the change of control agreement with Mr. Loarie, these benefits will continue for eighteen months from the date of his termination. With respect to the other executives, these benefits will continue for twelve months from the date of the executive's termination.

      In the event of a change of control of the Company, Mr. Loarie's stock options shall become fully vested and 50% of the other executives' stock options shall become fully vested so long as the acceleration of vesting of options does not preclude a pooling of interests for the proposed transaction. The agreements provide that any benefits received from the Company constituting "parachute payments" within the meaning of section 280G of the Code that would subject the executive to the excise tax imposed by Section 4999 of the Code may be payable in a manner that does not result in the benefits being subject to an excise tax.

      The Company has entered into separate indemnification agreements with each of its directors and executive officers that may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or services as director or officer and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

      The terms of the transactions described above were negotiated at arms length such that the terms were as favorable to the Company as could have been obtained from an unaffiliated third party.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all of these filing requirements have been satisfied with the following exception: A Form 4 for Arthur Pappas was late in filing in connection with an open market sale. In making this statement, the Company has relied solely upon review of the copies of such reports furnished to the Company and written representations from its officers and directors that no other reports were required.

                       DEADLINE FOR RECEIPT OF STOCKHOLDER
                        PROPOSALS FOR 2001 ANNUAL MEETING

      Proposals of stockholders that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting must be received by the Company no later than December 15, 2000 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting, and in any event, must be received by the Company no later than March 25, 2001 to be eligible for stockholder action in next year's annual meeting.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Michael W. Hall
                                        Secretary

Dated: April 14, 2000

       A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 1999 is available without charge upon written request to Investor Relations, KeraVision, Inc., 48630 Milmont Drive, Fremont, California, 94538.

                                KERAVISION, INC.

                        1995 DIRECTORS' STOCK OPTION PLAN

      1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

            All options granted hereunder shall be "nonstatutory stock options".

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean KeraVision, Inc., a Delaware corporation.

            (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

            (f) "Director" shall mean a member of the Board.

            (g) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (i) "Option" shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

            (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (k) "Optionee" shall mean an Outside Director who receives an Option.

            (l) "Outside Director" shall mean a Director who is not an Employee.

            (m) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (n) "Plan" shall mean this 1995 Directors' Stock Option Plan.

            (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

            (p) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 150,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

      4. Administration of and Grants of Options under the Plan.

            (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

            (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non discretionary and shall be made strictly in accordance with the following provisions:

                  (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                  (ii) Each Outside Director shall be automatically granted an Option to purchase Shares (the "First Option") as follows: (A) with respect to persons who are Outside Directors on the effective date of this Plan, as determined in accordance with Section 6 hereof, 7,500 shares on such effective date, provided, however, that such shares shall be reduced by the number of option shares granted to the Outside Director from the Company's 1987 Stock Option Plan within six (6) months of the effective date of the Plan, and (B) with respect to any other person, 7,500 shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

                  (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 2,500 Shares (a "Subsequent Option") on the date of each Annual Meeting of the Company's shareholders following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

                  (iv) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                  (v) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

                  (vi) The terms of each First Option granted hereunder shall be as follows:

                        (1) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof.

                        (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

                        (3) the First Option shall become exercisable in installments cumulatively as to 33 1/3% of the Shares subject to the First Option on each of the first, second and third anniversaries of the date of grant of the Option.

                  (vii) The terms of each Subsequent Option granted hereunder shall be as follows:

                        (1) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                        (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

                        (3) the Subsequent Option shall become exercisable as to one hundred percent 100% of the Shares subject to the Subsequent Option on the third anniversary of the date of grant of the Subsequent Option.

            (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

            (e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

      5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

            The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

      6. Term of Plan; Effective Date. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933 relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

      7. Term of Options. The term of each Option shall be ten (10) years from the date of grant thereof.

      8. Exercise Price and Consideration.

            (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

            (b) Fair Market Value. The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

            (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

      9. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of the death of an Optionee:

                 (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for twelve (12) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

                (ii) Within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

      10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

      11. Adjustments Upon Changes in Capitalization; Corporate Transactions.

            (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Corporate Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      13. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

            14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such shareholder approval.

                                AMENDMENT TO THE

                                KERAVISION, INC.

                        1995 DIRECTORS' STOCK OPTION PLAN

      Pursuant to the authority reserved to the Board of Directors (the "Board") of KeraVision, Inc., a corporation organized under the laws of State of Delaware (the "Company"), under Section 13(a) of the KeraVision, Inc. 1995 Directors' Stock Option Plan (the "Plan"), the Board hereby amends the Plan as follows.

            1. The first sentence of Section 3 is amended to read in its entirety as follows:

            Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 250,000 Shares (the "Pool") of Common Stock.

            2. Sections 4(a)(ii) and 4(a)(iii) are amended in their entirety to read as follows:

                  (ii) Each Outside Director shall be automatically granted an Option to purchase Shares (the "First Option") as follows: (A) with respect to persons who are Outside Directors on the effective date of this Plan, as determined in accordance with Section 6 hereof, 7,500 shares on such effective date; provided, however, that such shares shall be reduced by the number of option shares granted to the Outside Director from the Company's 1987 Stock Option Plan within six (6) months of the effective date of the Plan, and (B) with respect to any other person, 15,000 shares on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy,

                  (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the date of each Annual Meeting of the Company's shareholders following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six months prior to the date of such Annual Meeting.

            3. This Amendment shall be submitted for approval at the annual meeting of stockholders of the Company scheduled to be held on May 17, 2000, or any postponement or adjournment thereof. The provisions of this Amendment shall be presented to the stockholders severally in such format as shall be approved by the

Secretary of the Corporation and may be considered and approved or disapproved by the stockholders independently in the format approved by the Secretary, except that paragraph 3 relating to the "First Option" and "Subsequent Option" shall not be deemed approved unless the increase in authorized shares contemplated by paragraph 1 is approved.

                                KERAVISION, INC.

                                 1995 STOCK PLAN

      1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

            Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            (b) "Affiliate" shall mean an entity in which the Company owns an equity interest.

            (c) "Applicable Laws" shall have the meaning set forth in Section 4(a) below.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (f) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

            (g) "Common Stock" shall mean the Common Stock of the Company.

            (h) "Company" shall mean KeraVision, Inc., a Delaware corporation.

            (i) "Consultant" shall mean any person who is engaged by the Company or any Parent, Subsidiary or Affiliate to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

            (j) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

            (k) "Director" shall mean a member of the Board.

            (l) "Employee" shall mean any person, including Named Executives, Officers and Directors employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

            (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (o) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

            (p) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

            (q) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

            (r) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (s) "Option" shall mean a stock option granted pursuant to the Plan.

            (t) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

            (v) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (w) "Plan" shall mean this 1995 Stock Plan.

            (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

            (y) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

            (z) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 1,540,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan.

      4. Administration of the Plan.

            (a) Composition of Administrator.

                  (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

                  (ii) Administration with respect to Directors and Officers. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and
Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

                  (iii) Administration with respect to Other Persons. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                  (iv) General. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

            (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                  (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                  (v) to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                  (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

            (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

      5. Eligibility.

            (a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

            (b) Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (c) No Employment Rights. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

      6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

      7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

      8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 250,000.

      9. Option Exercise Price and Consideration.

            (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                  (i) In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                        (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonstatutory Stock Option

                        (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant;

                        (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

                        (C) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                  (iii) In the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within three (3) months (or such other period of time, not exceeding six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of the death of an Optionee:

                  (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

                  (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

            (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      11. Withholding Taxes. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

      12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

                  Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

            (a) the election must be made on or prior to the applicable Tax
Date;

            (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

            (c) all elections shall be subject to the consent or disapproval of the Administrator;

            (d) if the Optionee is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

      13. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

      14. Adjustments Upon Changes in Capitalization; Corporate Transactions.

            (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable or the Administrator determines to terminate the unvested and unexercised option. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

      15. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

      16. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the
Plan:

                  (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

                  (ii) any change in the designation of the class of persons eligible to be granted Options;

                  (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

                  (iv) any revision or amendment requiring shareholder approval in order to preserve the qualification of the Plan under Rule 16b-3.

            (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

            (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      19. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      20. Shareholder Approval.

            (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

            (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

            (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                  (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                  (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

      21. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

                                AMENDMENT TO THE

                                KERAVISION, INC.

                                 1995 STOCK PLAN

      Pursuant to the authority reserved to the Board of Directors (the "Board") of KeraVision, Inc., a corporation organized under the laws of State of Delaware (the "Company"), under Section 16(a) of the KeraVision, Inc. 1995 Stock Plan (the "Plan"), the Board hereby amends the Plan as follows.

            1. The first sentence of Section 3 is amended to read in its entirety as follows:

            Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan pursuant to Options or Stock Purchase Rights is 2,040,000 Shares of Common Stock.

            2. Section 22 is hereby added to the Plan to read in its entirety as follows:

                  22. Stock Purchase Rights.

            (a) Eligibility; Administration. "Stock Purchase Rights" may be granted under the Plan to Employees and Consultants. For purposes of the Plan, a "Stock Purchase Right" shall mean a right to purchase Common Stock granted pursuant to this Section 22, and "Restricted Stock" shall mean Shares acquired pursuant to a Stock Purchase Right granted pursuant to this Section 22. The Administrator shall have the same administrative authority with respect to Stock Purchase Rights as it has with respect to Options under Section 4 of the Plan, including without limitation, the powers described in Section 4(b) of the Plan (substituting "Stock Purchase Rights" for "Options" in each applicable provision thereof). All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Stock Purchase Rights and Restricted Stock.

            (b) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

            (c) Repurchase Right. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser's status as a Consultant or Employee for any reason. The purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at with such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

            (d) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

            (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised.

            3. This Amendment shall be submitted for approval at the annual meeting of stockholders of the Company scheduled to be held on May 17, 2000, or any postponement or adjournment thereof. The provisions of this Amendment shall be presented to the stockholders severally in such format as shall be approved by the Secretary of the Corporation and may be considered and approved or disapproved by the stockholders independently in the format approved by the Secretary, except that paragraph 2 relating to Stock Purchase Rights and Restricted Stock shall not be deemed approved unless the increase in authorized shares contemplated by paragraph 1 is approved.

KEV36B                            DETACH HERE


                                     PROXY

                                KERAVISION, INC.

             SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS

      The undersigned stockholder of KeraVision, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 17, 2000, and hereby appoints Thomas M. Loarie and Mark D. Fischer-Colbrie, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of KeraVision,Inc. to be held on Wednesday, May 17, 2000 at 9:00 a.m., local time, at Embassy Suites, 901 East Calaveras Blvd., Milpitas, California, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Capital Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.

-----------                                                          -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

KERAVISION, INC.

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398








KEV36A                            DETACH HERE

|X| Please mark
    votes as in
    this example.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS; (1) FOR THE ELECTION OF THE CLASS II DIRECTORS TO SERVE FOR A TERM OF THREE YEARS; (2) FOR APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1995 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES; (3) FOR APPROVAL OF AN AMENDMENT TO THE 1995 STOCK PLAN TO PROVIDE FOR GRANTS OF RESTRICTED STOCK; (4) FOR APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1995 DIRECTORS STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 100,000 SHARES; (5) FOR APPROVAL OF AN AMENDMENT TO THE 1995 DIRECTORS STOCK OPTION PLAN TO INCREASE THE SIZE OF THE INITIAL OPTION GRANTS FROM 7,500 TO 15,000 SHARES AND SUBSEQUENT AUTOMATIC ANNUAL GRANTS FROM 2,500 TO 5,000 SHARES; (6) FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1.    Election of Directors.        FOR      WITHHELD
                                    |_|        |_|
      Nominees:

      (01) Lawrence A. Lehmkuhl                             MARK HERE
      and (02) Peter Wilson                                 FOR ADDRESS
                                                            CHANGE AND
            |_| ________________________________________    NOTE BELOW  |_|
                For all individual except as noted above

                                                       FOR   AGAINST   ABSTAIN
2.    To approve the amendment to the Company's
      1995 Stock Plan to increase the number of
      shares of Common Stock reserved for issuance
      thereunder by 500,000 shares.                    |_|     |_|       |_|

3.    To approve an amendment to the 1995 Stock
      Plan to provide for grants of restricted
      stock.                                           |_|     |_|       |_|

4.    To approve an amendment to the Company's
      1995 Directors Stock Option Plan to increase
      the number of shares of Common Stock
      reserved for issuance thereunder by 100,000
      shares.                                          |_|     |_|       |_|

5.    To approve an amendment to the 1995
      Directors Stock Option Plan to increase the
      size of the initial option grants from 7,500
      to 15,000 shares and subsequent automatic
      annual grants from 2,500 to 5,000 shares.        |_|     |_|       |_|

6.    To ratify the appointment of Ernst & Young
      LLP as the Company's independent auditors
      for the year ending December 31, 2000.           |_|     |_|       |_|

NOTE: This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. if shares are held by joint tenants or community property, both should sign.

Signature:_______________ Date:_______   Signature:_______________ Date:_______